For Immediate Release

Investor Contacts:	Nate Wallace	Raj Rajaji
	Manugistics Group, Inc.	Manugistics Group, Inc.
	Investor Relations	Chief Financial Officer
	301-255-5059	301-255-5087

Press Contacts:	Didi Blackwood	Laura Janes
	Manugistics Group, Inc.	Manugistics Group, Inc.
	newsroom@manu.com	newsroom@manu.com
	301-255-5330	301-255-5330

Manugistics Announces Second Quarter Results

Operating Results Improve Significantly Over Prior Year

ROCKVILLE, Md. — September 25, 2003 — Manugistics Group, Inc. (NASDAQ: MANU), a leading global provider of supply and demand chain management solutions, today reported results for its fiscal 2004 second quarter.

“We are pleased with a number of positive aspects in the second quarter, most importantly meeting our financial performance objectives,” said Gregory J. Owens, Manugistics’ chairman and chief executive officer. “Other positive aspects of the quarter include nearly doubling the number of software license transactions closed as compared to our first quarter, increased business with new customers, a significant contribution from our international operations and positive cash flows from operations.”

For the second quarter ended August 31, 2003, total revenue was $59.7 million, down 15 percent from $69.9 million in the prior year quarter. Software revenue was $17.8 million, down 2 percent from $18.1 million in the prior year quarter.

For the second quarter, the Company reported a GAAP operating loss of $4.2 million compared to a GAAP operating loss of $25.5 million in the prior year quarter. The Company reported a GAAP net loss of $8.0 million, or $.11 per basic and diluted share, compared to a GAAP net loss of $47.7 million, or $0.68 per basic and diluted share, in the prior year quarter.

For the second quarter, the Company reported adjusted operating income of $1.2 million, compared to an adjusted operating loss of $11.2 million in the prior year quarter. The Company reported an adjusted net loss of $2.6 million, or $.04 per basic and diluted share, for the second quarter, compared to an adjusted net loss of $13.1 million, or $.19 per basic and diluted share, in the prior year quarter.

Adjusted net income or loss, adjusted operating income or loss and adjusted net income or loss per basic and diluted share referred to in this press release are non-GAAP measures and exclude the following items: amortization of intangibles and acquired technology, restructuring and other impairment charges, non-cash stock compensation charges and a valuation allowance on deferred tax assets (fiscal 2003 only). A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables following the text of this press release. For further information, please refer to the section of the press release titled “Reasons for Presentation of Non-GAAP Financial Measures.”

“Given that our summer quarter is traditionally our lowest seasonally from a sales perspective, we were pleased with the financial improvement this quarter. We continue to be optimistic about future quarters and, assuming the economy and competitive environment remain stable, we expect to see sequential increases for the remainder of the fiscal year,” added Owens. “We have reduced our operating costs significantly over the last year, and believe we have the right personnel worldwide to drive revenue growth with improved sales execution, upgrades to our Web-based version 7 releases, rapidly emerging markets in Asia Pacific and increased awareness and selling of our revenue management solutions.”

Additional August 2003 Quarterly Financial Highlights:

•	Closed 27 software license transactions greater than $100,000, including 6 transactions of $1 million or greater.
•	50 percent of software revenue from new customers.
•	50 percent of software revenue from international sales.
•	Cash and marketable securities balance was approximately $144 million as of August 31, 2003.
•	Days Sales Outstanding (DSO) for receivables were 78 days.
•	Positive operating cash flows of $2.6 million.

The Company is continuing to adjust its cost structure and reallocate resources to align with near-term revenue and financial performance expectations. The Company expects adjusted net income to be approximately breakeven in the Company’s third quarter, with further improvement expected in the fourth quarter. Projected adjusted net income for the third and fourth quarters excludes expected quarterly non-cash charges of $4.6 million for amortization of intangibles and acquired technology and $400,000 for non-cash stock compensation charges. The Company expects to end fiscal 2004 with total cash and marketable securities of approximately $145 million.

Other Highlights and Developments:

Second Quarter Global Client Wins: The Company signed significant software license transactions across key industries in the Americas, Europe and Asia, with second quarter global wins including, among others: Allied Domecq, Ajinomoto, Ayeca, Beringer Blass Wine Estates, Boeing, Campbell Soup, GlobalNetExchange, H.J. Heinz Company, L.L. Bean, McCormick & Company, Mitsubishi Motors Europe, O2, Pfizer, R. Twining and Company,Sanofi-Synthélabo, Sargent Fletcher and Television New Zealand.

Management and Corporate Governance Developments: Kevin C. Melia was appointed by the Company’s Board of Directors to serve as a Class I director with a term expiring in 2005. Melia is currently Chairman of the Board of Lightbridge Corporation and Iona Technologies; and is the former chief financial officer of Sun Microsystems.

Doug Denlinger has been promoted to senior vice president, Engineering and Technology Solutions, with global responsibility for the strategic direction of the Company’s industry leading supply and demand chain management solutions. Denlinger was previously group vice president of solutions management.

enVISION2003 Set for October 26-29 in Washington, DC: Manugistics’ enVISION2003 conference will feature a keynote address from General Tommy R. Franks (Ret.) titled “Serving the Modern Day Warfighter: the Logistics Engine Necessary to Win the War Against Terrorism,” and focusing on surmounting the logistical challenges during the war efforts in Afghanistan and Iraq.

Other featured presentations include keynote addresses from The Scotts Company – Wal-Mart’s “Supplier of the Year” for 2002, ConAgra Foods and Nissan North America. Over 70 other Manugistics’ client speakers will share their tangible successes using Manugistics’ leading supply and demand chain management solutions. The conference assembles leading Fortune 1000 enterprises, government agencies, partners, media and analysts to share best practices.

enVISION2003 – Manugistics latest 7 Series Upgrade to Launch: Manugistics’ 7 series continues to deliver measurable value to clients around the globe, offering innovative supply and demand chain management solutions. The unveiling of Manugistics 7.2 at the Company’s enVISION2003 conference will provide a glimpse at the next generation solutions that the Company is delivering to help clients achieve desired business growth, get the maximum value of existing IT investments, and ensure the security and integrity of their global supply chains.

enVISION2003 – Alliance Partner Support: Returning as enVISION sponsors are important alliance partners – Accenture, BEA SYSTEMS, Inc., Cap Gemini Ernst & Young, Cognos, HP, IBM, Intel and Sun Microsystems. The Company continues to work with leading system integrators and technology vendors to deliver leading, vertically-aligned supply and demand chain management solutions to organizations around the globe.

Conference Call Information: Manugistics will conduct a simultaneous conference call and audio Webcast on Thursday, September 25th at 5:00 PM ET to discuss the Company’s financial performance for its second quarter. Interested parties may listen to the Webcast by going to http://www.manugistics.com/ir/.

A recording of the call will be available from 7:00 PM ET September 25, 2003 through 7:00 PM ET September 29, 2003. To listen to the recording, callers within North

America may call 800-633-8284. Callers outside North America may call 402-977-9140. Callers to the recording will be required to enter the access number for this call, which is 21159959. In addition, a recording of the Webcast will be archived at http://www.manugistics.com/ir/ from 7:00 PM ET September 25, 2003 through 7:00 PM ET December 18, 2003.

About Manugistics Group, Inc.
Manugistics is a leader in delivering supply chain and demand chain management solutions. Today, more than 1,200 clients trust Manugistics to help them reduce costs, increase revenues and enhance margins. The Company provides comprehensive solutions for supply chain management, demand and revenue management, service and parts management, and supplier relationship management. Its clients include industry leaders such as AT&T, Amazon.com, BMW, Boeing, Brown & Williamson, Caterpillar, Cisco Systems, Circuit City, Coca-Cola Bottling, Continental Airlines, DaimlerChrysler, Diageo, DuPont, Fairchild Semiconductor, Ford Motor Company, Harley-Davidson, Nestle, RadioShack and Unilever. For more information, go to http://www.manugistics.com/.

FOR ADDITIONAL INFORMATION REGARDING THIS ANNOUNCEMENT, CONTACT THE MANUGISTICS NEWSBUREAU HOTLINE AT 301-255-5330.

Reasons for Presentation of Non-GAAP Financial Measures

The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted”) represent the financial measures used by the Company’s management to evaluate the quarterly operating performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’ operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so choose. The Company believes its non-GAAP measure of operating performance better reflects the underlying economics of its business and better aligns with the cash flow performance of the Company as measured under GAAP than it does with operating results as presented under GAAP, which includes or may include, from time to time, non-cash charges for amortization expense and purchased research and development related to acquisitions, impairment losses on long-lived assets and non-cash stock compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements
Information in this release relating to Manugistics’ prospects that are forward-looking statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the following: (1) Economic, political and other uncertainties continue to adversely affect purchasing decisions for enterprise application software and services throughout our markets, such as decisions to delay closing of software license transactions or to reduce the size of individual transactions, which could result in quarterly revenues and income falling significantly short of anticipated levels. (2) Most of Manugistics’ expenses are fixed in the short-term. If Manugistics’ management is unable to accurately forecast revenue or to adjust the Company’s cost structure quickly enough to align it with revenue, the Company’s overall financial performance and condition and its ability to successfully operate its business could be adversely affected. (3) Manugistics may be unable to maintain its competitive place in the markets for its products and services, to keep pace with the rapid technological advances or to introduce new products or product versions that satisfy customer demand, achieve market acceptance or meet competitive challenges. (4) Manugistics has introduced and will continue to introduce new and revised versions of software application products and services, such as its web-based architecture in Manugistics 7.0 and 7.1 (released in May 2002 and February 2003, respectively) and its upcoming release of Manugistics 7.2. There can be no assurance as to the market acceptance of or the Company’s ability to derive revenue from these products and services.

Forward looking statements may be identified by the use of words such as “anticipate,” “believe,” “building,” “confident,” “continue,” “encouraged,” “execute,” “expect,” “feel,” “focus,” “forecast,” “future,” “gain,” “grow,” “guidance,” “improve,” “increase,” “intend,” “looking forward,” “must,” “optimistic,” “plans,” “position,” “predict,” “projected,” “promise,” “see,” “should,” “showing signs,” “stabilize,” “target,” or “will.” More information about factors that potentially could affect Manugistics’ financial results is included in Manugistics filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended February 28, 2003 and Quarterly Report on Form 10-Q for the quarter ended May 31, 2003. Manugistics assumes no obligation to update the forward-looking information contained in this announcement.

Manugistics is a registered trademark, and the Manugistics logo, the phrase Enterprise Profit Optimization and Manugistics NetWORKS are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners.

###

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — GAAP (1)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)

	2003	2002	2003	2002

REVENUE:
Software	$17,802	$18,112	$37,711	$42,628
Services	18,414	27,617	39,917	54,482
Support	21,085	21,246	42,554	41,455
Reimbursed expenses	2,406	2,954	5,166	5,964

Total revenue	59,707	69,929	125,348	144,529

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,449	4,892	8,865	11,130
Amortization of acquired technology	3,546	3,577	7,118	6,488
Cost of services and support	20,940	25,281	44,452	51,102
Cost of reimbursed expenses	2,406	2,954	5,166	5,964
Sales and marketing	16,034	24,277	32,883	55,255
Product development	8,811	16,681	20,104	34,213
General and administrative	5,897	7,092	12,246	14,282
Amortization of intangibles	1,004	1,004	2,008	1,856
Restructuring and other impairment charges	345	8,837	10,482	8,837
Purchased research and development	—	—	—	3,800
Non-cash stock compensation charge	487	845	1,212	1,922

Total operating expenses	63,919	95,440	144,536	194,849

OPERATING LOSS	(4,212)	(25,511)	(19,188)	(50,320)
OTHER EXPENSE, NET	(3,327)	(1,526)	(6,623)	(3,719)

LOSS BEFORE INCOME TAXES	(7,539)	(27,037)	(25,811)	(54,039)
PROVISION FOR INCOME TAXES	420	20,680	619	20,759

NET LOSS	$(7,959)	$(47,717)	$(26,430)	$(74,798)

BASIC AND DILUTED LOSS PER SHARE	$(0.11)	$(0.68)	$(0.38)	$(1.08)
SHARES USED IN BASIC AND DILUTED SHARE CALCULATION:	70,424	69,812	70,264	69,518

(1)	GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES
ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — NON – GAAP (1)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)

	2003	2002	2003	2002

REVENUE:
Software	$17,802	$18,112	$37,711	$42,628
Services	18,414	27,617	39,917	54,482
Support	21,085	21,246	42,554	41,455
Reimbursed expenses	2,406	2,954	5,166	5,964

Total revenue	59,707	69,929	125,348	144,529

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,449	4,892	8,865	11,130
Cost of services and support	20,940	25,281	44,452	51,102
Cost of reimbursed expenses	2,406	2,954	5,166	5,964
Sales and marketing	16,034	24,277	32,883	55,255
Product development	8,811	16,681	20,104	34,213
General and administrative	5,897	7,092	12,246	14,282

Total operating expenses	58,537	81,177	123,716	171,946

ADJUSTED OPERATING INCOME (LOSS)	1,170	(11,248)	1,632	(27,417)
OTHER EXPENSE, NET	(3,327)	(1,526)	(6,623)	(3,719)

ADJUSTED LOSS BEFORE INCOME TAXES	(2,157)	(12,774)	(4,991)	(31,136)
PROVISION FOR INCOME TAXES	420	328	619	407

ADJUSTED NET LOSS	$(2,577)	$(13,102)	$(5,610)	$(31,543)

BASIC AND DILUTED ADJUSTED NET LOSS PER SHARE	$(0.04)	$(0.19)	$(0.08)	$(0.45)
SHARES USED IN BASIC AND DILUTED NET LOSS PER SHARE CALCULATION:	70,424	69,812	70,264	69,518

(1)	The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations. Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED AUGUST 31, 2003
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted(1)

REVENUE:
Software	$17,802	$—		$17,802
Services	18,414	—		18,414
Support	21,085	—		21,085
Reimbursed expenses	2,406	—		2,406

Total revenue	59,707	—		59,707

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,449	—		4,449
Amortization of acquired technology	3,546	(3,546	)(a)
Cost of services and support	20,940	—		20,940
Cost of reimbursed expenses	2,406	—		2,406
Sales and marketing	16,034	—		16,034
Product development	8,811	—		8,811
General and administrative	5,897	—		5,897
Amortization of intangibles	1,004	(1,004	)(a)	—
Restructuring and other impairment charges	345	(345	)(b)	—
Non-cash stock compensation charge	487	(487	)(c)	—

Total operating expenses	63,919	(5,382)		58,537

OPERATING (LOSS) INCOME	(4,212)	5,382		1,170
OTHER EXPENSE, NET	(3,327)	—		(3,327)

LOSS BEFORE INCOME TAXES	(7,539)	5,382		(2,157)
PROVISION FOR INCOME TAXES	420	—		420

NET LOSS	$(7,959)	$5,382		$(2,577)

BASIC AND DILUTED LOSS PER SHARE	$(0.11)			$(0.04)
SHARES USED IN BASIC AND DILUTED SHARE CALCULATION:	70,424			70,424

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
THREE MONTHS ENDED AUGUST 31, 2002
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted(1)

REVENUE:
Software	$18,112	$—		$18,112
Services	27,617	—		27,617
Support	21,246	—		21,246
Reimbursed expenses	2,954	—		2,954

Total revenue	69,929	—		69,929

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	4,892	—		4,892
Amortization of acquired technology	3,577	(3,577	)(a)	—
Cost of services and support	25,281	—		25,281
Cost of reimbursed expenses	2,954	—		2,954
Sales and marketing	24,277	—		24,277
Product development	16,681	—		16,681
General and administrative	7,092	—		7,092
Amortization of intangibles	1,004	(1,004	)(a)	—
Restructuring and other impairment charges	8,837	(8,837	)(b)	—
Non-cash stock compensation charge	845	(845	)(c)	—

Total operating expenses	95,440	(14,263)		81,177

OPERATING LOSS	(25,511)	14,263		(11,248)
OTHER EXPENSE, NET	(1,526)	—		(1,526)

LOSS BEFORE INCOME TAXES	(27,037)	14,263		(12,774)
PROVISION FOR INCOME TAXES	20,680	(20,352	)(d)	328

NET LOSS	$(47,717)	$34,615		$(13,102)

BASIC AND DILUTED LOSS PER SHARE	$(0.68)			$(0.19)
SHARES USED IN BASIC AND DILUTED SHARE CALCULATION:	69,812			69,812

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 2003
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)

REVENUE:
Software	$37,711	$—		$37,711
Services	39,917	—		39,917
Support	42,554	—		42,554
Reimbursed expenses	5,166	—		5,166

Total revenue	125,348	—		125,348

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	8,865	—		8,865
Amortization of acquired technology	7,118	(7,118	)(a)	—
Cost of services and support	44,452	—		44,452
Cost of reimbursed expenses	5,166	—		5,166
Sales and marketing	32,883	—		32,883
Product development	20,104	—		20,104
General and administrative	12,246	—		12,246
Amortization of intangibles	2,008	(2,008	)(a)	—
Restructuring and other impairment charges	10,482	(10,482	)(b)	—
Non-cash stock compensation charge	1,212	(1,212	)(c)	—

Total operating expenses	144,536	(20,820)		123,716

OPERATING (LOSS) INCOME	(19,188)	20,820		1,632
OTHER EXPENSE, NET	(6,623)	—		(6,623)

LOSS BEFORE INCOME TAXES	(25,811)	20,820		(4,991)
PROVISION FOR INCOME TAXES	619	—		619

NET LOSS	$(26,430)	$20,820		$(5,610)

BASIC AND DILUTED LOSS PER SHARE	$(0.38)			$(0.08)
SHARES USED IN BASIC AND DILUTED SHARE CALCULATION:	70,264			70,264

MANUGISTICS GROUP, INC AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 2002
(in thousands, except per share data)

	GAAP	Adjustments		Adjusted (1)

REVENUE:
Software	$42,628	$—		$42,628
Services	54,482	—		54,482
Support	41,455	—		41,455
Reimbursed expenses	5,964	—		5,964

Total revenue	144,529	—		144,529

OPERATING EXPENSES:
Cost of Revenue:
Cost of software	11,130			11,130
Amortization of acquired technology	6,488	(6,488	)(a)	—
Cost of services and support	51,102	—		51,102
Cost of reimbursed expenses	5,964	—		5,964
Sales and marketing	55,255	—		55,255
Product development	34,213	—		34,213
General and administrative	14,282	—		14,282
Amortization of intangibles	1,856	(1,856	)(a)	—
Restructuring and other impairment charges	8,837	(8,837	)(b)	—
Purchased research and development	3,800	(3,800	)(e)	—
Non-cash stock compensation charge	1,922	(1,922	)(c)	—

Total operating expenses	194,849	(22,903)		171,946

OPERATING LOSS	(50,320)	22,903		(27,417)
OTHER EXPENSE, NET	(3,719)	—		(3,719)

LOSS BEFORE INCOME TAXES	(54,039)	22,903		(31,136)
BENEFIT FROM INCOME TAXES	20,759	(20,352	)(d)	407

NET LOSS	$(74,798)	$43,255		$(31,543)

BASIC AND DILUTED LOSS PER SHARE	$(1.08)			$(0.45)
SHARES USED IN BASIC AND DILUTED SHARE CALCULATION:	69,518			69,518

(1)	The adjusted financial information provided is a non-GAAP measure of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnotes:

(a)	Amortization of intangibles and acquired technology related to acquisitions.

(b)	Restructuring and other impairment charges.

(c)	Non-cash stock compensation charge.

(d)	Valuation allowance on deferred tax assets.

(e)	Purchased research and development charges related to acquisitions

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	August 31,	February 28,
	2003	2003

	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$143,198	$134,789
Marketable securities	690	2,946

Total cash, cash equivalents and marketable securities	143,888	137,735
Accounts receivable, net	51,752	63,940
Other current assets	13,373	11,612

Total current assets	209,013	213,287
NONCURRENT ASSETS:
Property and equipment, net	25,199	31,230
Software development costs, net	12,991	13,428
Goodwill	185,386	187,438
Intangible and other assets	61,691	71,010
Restricted cash	4,022	12,980

TOTAL	$498,302	$529,373

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$11,140	$9,738
Accrued liabilities	36,445	40,370
Deferred revenue	37,739	43,388

Total current liabilities	85,324	93,496
NONCURRENT LIABILITIES:
Convertible debt	250,000	250,000
Long-term debt and capital leases	3,564	4,795
Other	10,754	9,000
STOCKHOLDERS’ EQUITY	148,660	172,082

TOTAL	$498,302	$529,373

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities and restricted cash	$147,910	$150,715

MANUGISTICS GROUP, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)

	2003	2002	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,959)	$(47,717)	$(26,430)	$(74,798)
Non-cash items	11,022	40,794	31,655	56,644
Changes in assets and liabilities	(414)	(1,724)	(2,805)	(1,217)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	2,649	(8,647)	2,420	(19,371)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	2,158	(735)	2,029	(3,828)
Restricted cash	(8)	—	8,958	—
Capital Expenditures	(593)	(5,122)	(796)	(11,099)
Capitalization/purchases of software	(3,040)	(2,785)	(5,728)	(6,618)
(Purchases) sales of marketable securities	91	(4,208)	2,256	(4,216)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,392)	(12,850)	6,719	(25,761)

CASH FLOWS FROM FINANCING ACTIVITIES:
(Payments) Borrowings — Long-term Debt, net	(953)	715	(1,658)	(220)
Proceeds from exercise of stock options and employee stock plan purchases	1,020	1,269	1,047	4,615

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	67	1,984	(611)	4,395

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	(719)	355	(119)	1,480
NET CHANGE IN CASH AND CASH EQUIVALENTS	605	(19,158)	8,409	(39,257)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	142,593	208,702	134,789	228,801

CASH AND CASH EQUIVALENTS, END OF PERIOD	$143,198	$189,544	$143,198	$189,544

MANUGISTICS GROUP, INC AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(in thousands)

	Three Months Ended		Six Months Ended
	August 31,		August 31,
	(Unaudited)		(Unaudited)

	2003	2002	2003	2002

Days sales outstanding — accounts receivable, net	78	85
Product development costs, as reported	$8,811	$16,681	$20,104	$34,213
Capitalized software development costs	2,511	2,633	4,826	6,221

Gross product development costs	$11,322	$19,314	$24,930	$40,434

Gross product development costs — % of revenue	19.0%	27.6%	19.9%	28.0%
Capitalized software development costs	$2,511	$2,633	$4,826	$6,221
Amortization of capitalized software development costs	(2,775)	(2,814)	(5,208)	(6,412)

Net	$(264)	$(181)	$(382)	$(191)